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                                                                      EXHIBIT N


                                 ARTHUR ANDERSEN LLP
                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use or incorporation by reference in this Registration Statement of our report dated February 14, 1997, relating to the financial statements of DEM, Inc. included in or made a part of this Form N-2.

                                                         /s/ ARTHUR ANDERSEN LLP


Baltimore, Maryland,
  May 7, 1997